                                                                 Exhibit 10.22

             ADDENDUM TO WARRANT TO PURCHASE SHARES OF COMMON STOCK

         Paragraph 5.2 (e) shall have added the following:

         It is specifically recognized herein that two million (2,000,000) shares have been reserved as authorized but unissued shares by the Company. It is expressly recognized herein that with regard to these two million (2,000,000) reserved shares the Board of Directors of the Company (Sonny Hunt and David Van Allen) shall have complete discretion to distribute those shares pursuant to stock options, incentive plans and ESOP Plans as they may deem appropriate under whatever conditions or price they deem appropriate in their sole discretion. These two million (2,000,000) reserved shares are to be considered "Options or Warrants outstanding as of the Date of Grant" under this Paragraph and if said shares are issued hereafter they shall not adjust the Warrant Price pursuant to this paragraph in any way.

         All other terms and conditions of the Warrant to Purchase Shares of Common Stock dated May 28, 1998 shall remain the same.

                               YOU TOOLS CORPORATION



                               By: /S/ Sonny Hunt
                                  --------------------
                                     (Signature)

                               Name:   Sonny Hunt
                                    ------------------
                                       (Printed)

                               Title:   President
                                     -----------------

                     COMMON STOCK WARRANT PURCHASE AGREEMENT


         THIS COMMON STOCK WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 28th day of May, 1998 by and among You Tools Corporation, a.k.a. FastNet (the "Company") and H&Q You Tools Investment Holding, L.P. a California partnership ("Investor"). As used in this Agreement, the term "Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrant, as defined in Section 1.1 below, or upon exercise of the right to convert the Warrant, as provided under Section 7 of the Warrant (the "Conversion Right").

          The parties hereto agree as follows:

          Article 1. ISSUANCE OF WARRANT; CLOSING.

               1.1 ISSUANCE OF WARRANT. The Company agrees to issue to the Investor a warrant in the form attached hereto as Exhibit A to purchase 1,000,000 shares of the Company's Common Stock (the "Common Stock") at an initial per share exercise price of $1.50 at any time on or before May 30, 2005. The warrant to be issued to the Investor hereunder shall be referred to herein as the "Warrant".

               1.2 CLOSING. The issuance of the Warrant shall take place on the even date hereof, or on such other date as the parties shall mutually agree (the "Closing"). At the Closing, the Company shall cause to be delivered to the Investor the Warrant issued in the name of such Investor.


     Article 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby agrees and represents and warrants to the Investor as follows:

               2.1 CORPORATE STATUS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite legal and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

               2.2 CAPITALIZATION. Immediately prior to the Closing, the authorized and outstanding capitalization of the Company will consist of that which is described on Schedule 1. Except as provided in Schedule 1, there are no outstanding rights, options, warrants or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement, and, to the best of its knowledge, there is no agreement or understanding between any other persons, which relates to the voting or giving of written consents with respect to any security or by a director of the Company.

               2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby, including the authorization, issuance and delivery of the Warrant, the reservation of the Shares issuable upon the exercise thereof has been taken or will be taken prior to Closing. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Company. When executed and delivered, this Agreement will constitute a valid and binding obligation of the Company except as enforceability may be limited by the general laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

               2.4 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to enter into this Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrant and the Shares and to carry out and perform its obligations under the terms and conditions of this Agreement.

               2.5 VALIDITY OF WARRANT. The Warrant to be issued and delivered pursuant to this Agreement shall constitute a valid and binding obligation of the Company. The Shares have been duly and validly reserved, and when issued in accordance with the Warrant shall be duly authorized, validly issued, fully paid and free of any liens or encumbrances except for restrictions on transfer provided for under this Agreement and applicable federal and state securities laws. During the period within which the purchase rights represented by the Warrant may be exercised, the Company shall at all times have authorized, and reserved for issuance upon exercise of the Warrant or upon exercise of the Conversion Right, a sufficient number of shares of Common Stock to provide for the issuance of the Shares. The issuance of such Common Stock is not and will not be subject to any preemptive rights or rights of first refusal except such as have been effectively waived.

               2.6 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of, conflict with or default under (i) any provision of its amended and restated certificate of incorporation or bylaws, or (ii) any contract, instrument, judgment, order, writ or decree to which it or any of its subsidiaries is a party or by which it or any of them is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries, except as would not have a material adverse effect on the assets, condition, affairs or prospects of the Company and its subsidiaries taken as a whole, financial or otherwise (an "MAE"). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, including the authorization, issuance and delivery of the Warrant, and the reservation of the Shares issuable upon exercise thereof, will not, with or without the passage of time and giving of notice, result in any such violation, conflict or default, or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company or any of its subsidiaries which is reasonably likely to have an MAE.

     Article 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company that:

               3.1 AUTHORIZATION. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Investor. When executed and delivered, this Agreement will constitute the Investor's valid and legally binding obligation.

               3.2  INVESTMENT REPRESENTATIONS.

                    (a) The Investor understands that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of the Investor contained herein and that the Company's reliance on such exemption as predicated on the representations set forth in this Section 3.2.

                    (b) The Investor is acquiring the Warrant and the Shares for investment purposes only, solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.

                    (c) The Investor is a sophisticated investor experienced in venture capital investing and able to fend for itself. The Investor is able to bear the economic risk of the purchase of the Warrant and the Shares, including a complete loss of the Investor's investment. The Investor has been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as it has deemed necessary or desirable.


                    (d) Investor understands that if the Company does not
               register the Shares with the Securities and Exchange Commission pursuant to Section 12 of the Act, or file reports pursuant to
               Section 15(d) of the Securities Exchange Act of 1934 ( the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to the Warrant, or
               (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. Investor also understands that any sale of the rights of the Investor to purchase Common Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

                    (e) Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

                    (f) Investor is a resident of the State of California.

     Article 4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING. The obligation of the Investor to accept the Warrant is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of each of the following conditions:

               4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article 2 hereof shall be true and correct on and as of the Closing.

               4.2 CORPORATE ACTION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been taken.

               4.3 QPINION OF COUNSEL. There shall have been delivered to the Investor an opinion of the Company's counsel dated as of the date of the Closing in substantially the form attached hereto as Exhibit B.

               4.4 DELIVERY OF WARRANT. There shall have been delivered to the Investor the Warrant.

               4.5 GOVERNMENTAL CONSENTS. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrant to the Investor pursuant to this Agreement, except post-sale filings which may be required under the Blue Sky laws of any applicable states (which the Company hereby agrees to make in accordance with such laws), shall have been duly obtained or made and shall be effective on and as of the Closing.

     Article 5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligation of the Company to issue the Warrant to the Investor is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of the following conditions:

               5.1 REPRESENTATION AND WARRANTIES. The representations and warranties of the Investor contained in Article 3 hereof shall be true and correct on and as of the Closing.

               5.2 GOVERNMENTAL CONSENTS. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrant to the Investor pursuant to this Agreement, except post-sale filings which may be required under the Blue Sky laws of any applicable states (which the Company hereby agrees to make in accordance with such laws), shall have been duly obtained or made and shall be effective on and as of the Closing.

     Article 6. FINANCIAL STATEMENTS. So long as the Investor continues to hold a Warrant or any Shares, the Company shall deliver to the Investor, in the form and substance satisfactory to the Investor

                         (a) Immediately upon filing with the Commission, all
                    financial statements so filed; or

                         (b) In the event that the Company is not required to
                    file periodic or other reports with the Commission, as soon as practicable (i) after the end of each fiscal year, and in any event within ninety (90) days thereafter, the Company will provide the Investor with annual audited consolidated financial statements (consisting of a consolidated profit or loss statement of profit or loss for such fiscal year, a consolidated balance sheet of the Company as of the end of the fiscal year, and a consolidated statement of cash flows for such fiscal year, certified by independent public accountants of recognized national standing selected by the Company and satisfactory to the Investor) and (ii) as soon as practicable after the end of each of the first three fiscal quarters and in any event within forty-five (45) days thereafter, the Company will provide the Investor with quarterly unaudited consolidated financial statements (consisting of an unaudited consolidated profit or loss statement for such fiscal quarter and an unaudited consolidated balance sheet, and a consolidated statement of cash flows, as of the end of such fiscal quarter). The right to receive financial statements under this Article 6 may be transferred to any subsequent holder of a Warrant who acquires not less than twenty-five (25%) of the Shares acquired pursuant to this Agreement.

     Article 7. MISCELLANEOUS.

               7.1 AGREEMENT IS ENTIRE CONTRACT. This Agreement, including the Exhibits, Appendices and Schedule 1 hereto, constitutes the entire contract between the parties hereto with respect to the subject matter hereof.

               7.2 EXPENSES. Each party to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and consummation of this Agreement.

               7.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the Company and the Investor contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

               7.4 SEVERABILITY. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

               7.5 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

YOU TOOLS CORPORATION                       H&Q YOU TOOLS
                                            INVESTMENT HOLDING, L.P.

By:                                         By:

        /s/ Sonny Hunt                              /s/ Jackie Berterretche
    ----------------------------------          --------------------------------
               (Signature)                                  (Signature)


Name:          Sonny Hunt                   Name:     Jackie Berterretche
    ----------------------------------          --------------------------------
               (Print)                                     (Print)

Title:         President                    Title:     Attorney-in-fact
    ----------------------------------          --------------------------------

                                    EXHIBIT A

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS FOR SUCH LAWS AS MAY THEN BE IN EFFECT, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

Company:                            YOU TOOLS CORPORATION (the "Company"), and any corporation that shall succeed to the obligations of the Company under this
                                    Warrant.


Number of Shares:                   1,000,000
Class of Stock:                     Common Stock
Initial Warrant Price:              $1.50 per share
Expiration   Date:                  May 30, 2005
Date of Grant:                      May 28, 1998


         THIS CERTIFIES THAT, for value received, H&Q YOU TOOLS INVESTMENT HOLDING, L.P., A CALIFORNIA PARTNERSHIP, or nominees, is entitled to purchase the above number (as adjusted pursuant to Section 5 hereof) of fully paid and nonassessable shares of the above Class of Stock of the Company at the Initial Warrant Price above (as adjusted pursuant to Section 5 hereof), subject to the provisions and upon the terms and conditions set forth herein.

         1.   DEFINITIONS.

         As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

               (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.

               (b) "Common Stock" shall mean shares of the presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

               (c) "Holder" shall mean any person who shall at the time be the holder of this Warrant.

               (d) "Shares" shall mean the shares of the Class of Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

               (e) "Warrant Price" shall mean the Initial Warrant Price at which this Warrant may be exercised, as adjusted pursuant to Section 5 hereof.

          2. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, on or before the Expiration Date.

          3. EXERCISE OF WARRANT; PAYMENT; ISSUANCE OF NEW WARRANT.

                  3.1 Subject to Section 2 hereof, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States dollars, or by wire transfer to an account of the Company, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 3, certificates for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant (dated as of the date hereof) representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period.

                  3.2 The Company may require that such certificate or certificates and any new Warrant contain on the face thereof a legend substantially as follows:

         "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and rules. No sale, offer to sell or transfer of the securities represented by this certificate shall be made unless a registration statement under such act and applicable state securities laws with respect to such securities is then in effect, or pursuant to an exemption from such registration requirements for such laws is then in effect, or an opinion of counsel reasonably satisfactory to the Company and its counsel that such registration is not required."

          4. EXERCISE PRICE. The Warrant Price at which this Warrant may be exercised shall be the Initial Warrant Price, as adjusted from time to time pursuant to Section 5 hereof.

          5. ADJUSTMENT OF NUMBER AND KIND OF SHARES AND ADJUSTMENT OF WARRANT PRICE.

               5.1 CERTAIN DEFINITIONS. As used in this Section 5 the following terms shall have the following respective meanings:

                    (a) OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

                    (b) CONVERTIBLE SECURITIES: any evidence of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

         5.2 ADJUSTMENTS. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                    (a) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR
               MERGER. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the same Class of Stock of the Company for each such share of such Class of Stock. The aggregate Warrant Price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger and the Warrant Price per share shall be appropriately increased or decreased. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

                           (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If
              the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

                           (c) STOCK DIVIDENDS. If the Company at any time while
              this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options, or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Option or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase by the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

                           (d) OTHER SECURITIES. In the event the Company at any
              time or from time to time after the issuance of this Warrant makes, or fixes a record date for the determination of Holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each such event, provision shall be made so that the Holder shall receive, upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised for such Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by such Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

                           (e) NEW SECURITIES. If the Company at any time while
              this Warrant remains outstanding and unexpired shall issue additional shares of Common Stock, Options or Convertible Securities at a price per share below the Warrant Price, the Warrant Price shall be reduced to such price. Notwithstanding the foregoing, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of shares of Common Stock, Options or Convertible Securities upon the exercise of any options or warrants outstanding as of the Date of Grant.

                  5.3 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to subsection 5.2 of this Section 5, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

     6. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall issue a certificate signed by its chief financial officer or chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

     7. RIGHT TO CONVERT WARRANT INTO STOCK.

               7.1 CERTAIN DEFINITION. As used in this Section 7, the following term shall have the following meaning:

                    CONVERSION PRICE. The Conversion Price of one share of the Class of Stock for which this Warrant is then exercisable is determined as, for the six months prior to any conversion of the Warrant into such Class of Stock:

                           (a) if the Common Stock is publicly traded, the product of (a) the highest closing sale price or, if no closing sale price is reported, the highest value that is the average between the ask and bid prices of the Common Stock quoted on any exchange or over-the-counter market on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL, and (b) the number of shares of Common Stock into which each share of the Class of Stock for which this Warrant is then exercisable is then convertible, if applicable; or,

                           (b) if the Common Stock is not traded in an over-the-counter market or on an exchange, the highest fair market value of a single share of the Class of Stock for which this Warrant is then exercisable shall be as determined in good faith by the Company's Board of Directors; provided, however, that if the Holder disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors.

                  7.2 RIGHT TO CONVERT. In addition to the rights granted under
Section 3 of this Warrant, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this
Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate Conversion Price) by (y) the Conversion Price.

                  7.3 METHOD OF EXERCISE. The Conversion Right may be exercised at any time by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates of the shares of stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within thirty (30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

                  7.4 AUTOMATIC CONVERSION PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised, and if the Conversion Price of one share of the Class of Stock for which this Warrant is then exercisable is greater than the Warrant Price per share on the expiration date, this Warrant shall be deemed automatically exercised in accordance with Section 7.2 hereof (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 7.4, the Company agrees to notify Holder within a reasonable period of time of the number of shares of the Class of Stock, if any, Holder is to receive by reason of such automatic exercise. The Company shall issue to the Holder certificates for the Shares issued upon such automatic conversion in accordance with Section 7.3 above, although the Company may condition receipt of the certificate upon surrender of the Warrant to the Company.

     8. TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANTS AND SHARES. This Warrant and the Shares issued upon exercise hereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 8, title to the Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

     9. NOTICES. The Company shall mail to the registered Holder of the Warrant, at its last known post office address appearing on the books of the Company, not less than twenty (20) days prior to the date on which (a) a record will be taken for the purpose of determining the Holders of Common Stock entitled to dividends or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the Holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding-up or sales of substantially all of the Company's assets shall be considered and acted upon.

     10. MISCELLANEOUS. No fractional shares of the Shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California as applied to contracts entered into between residents of the State of California to be wholly performed in the State of California. The representations, warranties and agreements herein contained shall survive the exercise of the Warrant. References to the "holder of" include the immediate Holder of shares purchased on the exercise of this Warrant, and the word "Holder" shall include the plural thereof. The titles of the sections and the subscriptions of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

     All shares of Common Stock or other securities issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company will pay all taxes in respect of the issuance thereof (other than any income or capital gain taxes payable by the Holder).

IN WITNESS WHEREOF, the Warrant has been duly executed by the undersigned, as of the ____________ day of May, 1998.

                                     You Tools Corporation



                                      By:______________________________________
                                                     (Signature)


                                      Name:____________________________________
                                                      (Printed)


                                      Title:___________________________________

                                                                      APPENDIX A


NOTICE OF EXERCISE

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects, pursuant to Section 3 of the Warrant, to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ______ shares of the Common Stock of _____________ (the "Company") to which such Warrant relates and herewith makes payment of $__________ therefor in cash, wire transfer or by certified check and requests to be delivered to the undersigned, the address for which is set forth below the signature of the undersigned.

Dated: ______________________

                                            Name of Holder:


                                            ----------------------------------


                                            By: _______________________________
                                               (Signature of Authorized Officer)


                                            Title: _____________________________

                                                                      APPENDIX B

                               NOTICE OF EXCHANGE


         The undersigned, the Holder of the foregoing Warrant, hereby elects pursuant to Section 7 of the Warrant, to exchange the purchase rights to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor by surrender of such Warrant, and requests that certificates for such shares (and any other securities or property deliverable upon such exchange including a revised warrant) be issued in the name of the undersigned and delivered to its address as set forth in the Warrant.

Dated: _______________________


                                       Name of Holder:


                                       ---------------------------------------


                                       By: ____________________________________
                                             (Signature of Authorized Officer)


                                       Title: __________________________________

                                                                       EXHIBIT B

                         (LETTERHEAD OF COMPANY COUNSEL)

TO:  H&Q You Tools Investment Holding, L.P.

Ladies and Gentlemen:

         We have acted as counsel to You Tools Corporation (the "Company"), in connection with the issuance to you of the warrant (the "Warrant") to purchase an aggregate of 1,000,000 shares of Common Stock of the Company pursuant to that certain Warrant Purchase Agreement, dated as of May 27, 1998 (the "Agreement"), between you and the Company. We are rendering this opinion pursuant to Section
4.3 of the Agreement. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

         As counsel to the Company, we participated in the preparation, execution and delivery of the Agreement and the Warrant and have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion.

         Based upon and subject to the foregoing and subject to the qualifications contained herein, we are of the opinion that:

                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and the Company has the requisite corporate power and authority to own its properties and to conduct its business as presently conducted.

                  2. The Company is qualified to carry on its business in each jurisdiction where the conduct of its businesses or the ownership or operation of its properties and assets make such qualification necessary.

                  3. The Company has the requisite corporate power and authority to execute, deliver and perform the Agreement and the transactions contemplated thereby.

                  4. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the due and valid execution and delivery of the Agreement and for the consummation of the transactions contemplated thereby, including, but not limited to, the issuance and sale of the Warrant to you, has been taken.

                  5. The Agreement has been duly executed and delivered by the Company and represents a valid and binding obligation of the Company.

                  6. The Warrant has been duly and validly issued and represents a valid and binding obligation of the Company.

                  7. The shares of Common Stock issuable upon exercise of the Warrant have been duly and validly reserved for issuance and, if issued pursuant to the terms and conditions of the Warrant, shall be duly authorized, validly issued, fully paid and nonassessable.




                                     Page 2